EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, John Burke, Treasurer of Allezoe Medical Holdings, Inc. (the Company), DOES HEREBY CERTIFY, that:

1. The Quarterly Report on Form 10-Q for the quarter ended May 31, 2011(the Report), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 15th of July, 2011.

/s/ John Burke
John Burke,
Principal Accounting Officer